Value Line Premier Growth Fund, Inc.

(VALSX)

S U M M A R Y P R O S P E C T U S
M A Y 1 , 2 0 1 0

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

F U N D S U M M A R Y

What is the Fund’s investment objective?

The Fund primarily seeks long-term growth of capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charges (Load) Imposed on Purchases as a percentage of offering price	None
Maximum Deferred Sales Charges (Load) as a percentage of original purchase price or redemption price, whichever is lower	None
Maximum Sales Charges (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.22%
Total Annual Trust Operating Expenses	1.22%

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund’s operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

	1 year	3 year	5 years	10 years
Value Line Premier Growth	$124	$387	$670	$1,477

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

To achieve the Fund’s goal, the Fund’s investment adviser EULAV Asset Management, LLC (the “Adviser” or “EULAV”), a wholly-owned subsidiary of Value Line, Inc. (“Value Line”), invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting. At December 31, 2009, approximately 25% of the Fund’s investment securities were in non-cylical consumer securities and approximately 24% were in industrial securities.

What are the Fund’s principal risks?

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.

The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

The Fund may, from time to time, be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

Investing in smaller or newer companies involves the risk that these companies may have less capital, a shorter history of operations and less experienced management than larger more established companies. In addition, securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger more established companies, and may be subject to wide price fluctuations. Investment in such companies tend to be more volatile and somewhat more speculative.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

Investing in foreign companies may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include: less information about foreign companies may be available due to less rigorous disclosure or accounting standards or regulatory practices; adverse effect of currency exchange rates or controls on the value of the Fund’s investment; the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 9.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, a widely quoted, unmanaged index of stock performance. You should remember that unlike the Fund, this index is unmanaged and does not include expenses, which are deducted from Fund returns, or taxes. All returns reflect reinvested dividends. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2009 18.60%
Worst Quarter:	Q4 2008 –24.67%

Average Annual Total Returns for Periods Ended December 31, 2009

	1 year	5 years	10 years
Premier Growth Fund
Return before taxes	32.29%	2.95%	1.46%
Return after taxes on distributions	32.27%	2.23%	0.86%
Return after taxes on distributions and sale of Fund shares	20.99%	13.33%	12.09%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	–0.95%

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund’s “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Who manages the Fund?

The Fund’s investment adviser is EULAV Asset Management, LLC (the “Adviser” or “EULAV”), a wholly-owned subsidiary of Value Line, Inc. (“Value Line”).

Stephen Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or Value Line since 1991 and has been the Fund’s portfolio manager since 1996. There is additional information in the Statement of Additional Information about Mr. Grant’s compensation, other accounts he manages and his ownership of Fund shares.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

Tax Information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes and also may be subject to state or local taxes, unless you are investing through a tax-deferred account, such as a 401 (k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.